THE BOARD OF DIRECTORS

OF

FOREVER ZEN LTD.

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on November 11th, 2013;

The Board of Directors who was present for this meeting & took active part therein was:

Hans Van Niekerk

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN my position as DIRECTOR of the company,

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference inthe issue, has decided unanimously and RESOLVED that: I do herby formally RESIGN as director of the company, and do herby, by affixing, my signature hereto, officially as my last corporate act of Director, DO HERBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the company to choose its Directors at a time and place of its choosing.

/s/ Hans Van Niekerk
Hans Van Niekerk, Director